UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2010

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

This Form 8-K/A amends the Form 8-K filed by Amphenol Corporation on April 20, 2010 to amend certain line items on the condensed consolidated statements of cash flow in connection with the adoption of Accounting Standards Update (“ASU”) No. 2009-16, Accounting for Transfers of Financial Assets. The Company adopted ASU 2009-16 on January 1, 2010.  As a result, transfers of receivables occurring on or after January 1, 2010 are reflected as debt issued in the Company’s Condensed Consolidated Statements of Cash Flow (resulting in a reduction of cash flows provided by operating activities of $82 million for the quarter ended March 31, 2010).  The resulting changes made to the line items on the condensed consolidated statements of cash flow to properly present the adoption of ASU 2009-16 are as follows.

1.                                       In the text of the press release the sentence on page 2 that reads “Cash flow from operations remained strong in the quarter at $114 million” has been changed to “Cash flow from operations (excluding a reduction of $82 million resulting from the adoption of a new accounting pronouncement) remained strong in the quarter at $114 million”;

2.                                       A caption has been added entitled “Net change in receivables sold under the Receivables Securitization Facility”.  For the three months ended March 31, 2010 and 2009, the related cash flows were $(82,000) and $6,000, respectively;

3.                                       For the three months ended March 31, 2009, the “Net change in components of working capital” has been changed from $40,255 to $34,255;

4.                                       For the three months ended March 31, 2010, the “Cash flow provided by operating activities” has been changed from $113,843 to $31,843;

5.                                       For the three months ended March 31, 2010, the “Net change in borrowings under the Receivables Securitization Facility” has been changed from $(33,000) to $49,000;

6.                                       For the three months ended March 31, 2010, the “Cash flow (used in) provided by financing activities” has been changed from $(33,280) to $48,720.

A copy of the amended condensed consolidated statements of cash flow, as well as, the condensed consolidated statements of income, condensed consolidated balance sheets, and segment information is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Statements in this Form 8-K which are other than historical facts are intended to be “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and other related laws.  While the Company believes such statements are reasonable, the actual results and effects could differ materially from those currently anticipated.  Please refer to Part I, Item 1A of the Company’s Form 10-K for the year ended December 31, 2009, for some factors that could cause the actual results to differ from estimates.  In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1                               Amended condensed consolidated statements of cash flow, condensed consolidated statements of income, condensed consolidated balance sheets, and segment information.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION

By	/s/ Diana Reardon
Diana G. Reardon
Senior Vice President and Chief Financial Officer

Date: May 6, 2010